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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.



                      Date of Report         August 4, 2000


                         SBA COMMUNICATIONS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                     000-30110               65-0716501
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(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
incorporation or organization)                              Identification No.)




One Town Center Road, Boca Raton, Florida                        33486
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(Address of principal executive offices)                      (Zip code)


                                 (561) 995-7670
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              (Registrant's telephone number, including area code)
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Item 5    Other Events


          SBA Communications Corporation announced it will release its 2nd quarter earnings on August 10, 2000 in a press release scheduled for 5:30 PM EDT.

          A conference call to discuss these results has been scheduled for Friday, August 11, 2000 at 10:00 AM EDT. The call-in number is (800) 230-1085. The name of the conference call is "SBA Second Quarter Earnings Release." The replay will be available from August 11 at 5:00 PM to August 18 at 11:59 PM. The replay number is (800) 475-6701. The access code is 529409.

Item 7    Financial Statements and Exhibits

          (c)   Exhibits

          99.1  Press release dated August 2, 2000
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




August 4, 2000                       /s/  Pamela J. Kline
                                     --------------------
                                     Pamela J. Kline
                                     Chief Accounting Officer